UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2012 (January 18, 2012)

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FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

(931) 388-3145

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 – Financial Information

      Item 2.02.  Results of Operations and Financial Condition.

         On January 18, 2012, First Farmers and Merchants Corporation issued a press release announcing its steady growth in 2011 with bank assets crossing the $1 billion mark and Trust and Financial Management Department assets surpassing the $3 billion threshold and paying its 120th consecutive semi-annual dividend.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

      Item 9.01.  Financial Statements and Exhibits.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)   Not applicable.

      (d)  Exhibits.

            Exhibit 99.1      Press release issued on January 18, 2012, by First Farmers and Merchants Corporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FARMERS AND MERCHANTS CORPORATION

Date: January 19, 2012	By: /s/Patricia P. Bearden
Patricia P. Bearden
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on January 18, 2012 by First Farmers and Merchants Corporation